INVENTORY	12 Months Ended
Dec. 31, 2020
INVENTORY
INVENTORY

5. INVENTORY

The Corporation’s inventory includes the following:

	December 31,	December 31,
	2020	2019
Work in process	$17,497,978	$6,226,109
Finished goods	1,620,964	257,399
Total cultivation and production inventory	$19,118,942	$6,483,508

Cannabis inventory at retail	7,313,875	5,245,010
Supplies and others	1,825,125	1,990,322
Total inventory	$28,257,942	$13,718,840

Amount of inventory included in cost of goods sold during the years ended December 31, 2020 and 2019 was $61,521,079, and $36,136,990, respectively. There were no inventory write-downs taken during the years ended.

For the year ended December 31, 2019, $3,764,678 of expenses relating to the incremental costs to acquire cannabis inventory in a business combination is included on the consolidated statements of loss and comprehensive loss. This relates to the one-time adjustment of cannabis inventory from cost to fair value as part of the purchase price allocation.